EXHIBIT 32.1


  CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER AND PRINCIPAL FINANCIAL OFFICER
        PURSUANT TO 18 U.S.C. SECTION 1350, AS  ADOPTED  PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Chandana Basu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Healthcare Business Services Groups, Inc. on Form 10-QSB for the quarterly period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Healthcare Business Services Groups, Inc.


Date: May 20, 2005

                                    By: /s/ Chandana Basu
                                        ------------------------------
                                           Chandana Basu,
                                           Chief Executive Officer and
                                           Principal Financial Officer